IDS LIFE INSURANCE COMPANY (GVAC)
File Number 33-47302


EXHIBIT INDEX

Exhibit  9:         Opinion of Counsel

Exhibit 10:         Independent Auditors Consent

Exhibit 14:         Power of Attorney